RiverPark Funds Trust

RiverPark Strategic Income Fund

SUPPLEMENT DATED MAY 17, 2023 TO SUMMARY PROSPECTUS AND PROSPECTUS, EACH

DATED JANUARY 26, 2023, AS SUPPLIEMENTED ON FEBRUARY 8, 2023

This supplement provides new and additional information beyond that contained in the Summary

Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and

Prospectus.

The RiverPark Strategic Income Fund is no longer available for sale by the RiverPark Funds Trust.

On May 10, 2023, the shareholders of the RiverPark Strategic Income Fund (the “Fund”), a series of the RiverPark Funds Trust, approved an Agreement and Plan of Reorganization (“Reorganization”) providing for the transfer of all of the assets of the Fund to, and the assumption of all liabilities of the Fund by, the RiverPark Strategic Income Fund (the “New Fund”), a series of Trust for Professional Managers, in exchange for shares of the New Fund, which would be distributed by the Fund to its shareholders pro rata, based on the aggregate net asset value of the holders’ respective Fund shares, in complete liquidation of the Fund.

The Reorganization has now been completed and shareholders of the Fund have received shares of the New Fund equal in aggregate net asset value to the shares of the Fund held by the shareholders prior to the Reorganization. The effect of the Reorganization is that Fund shareholders became shareholders of the New Fund. The adviser of the New Fund is CrossingBridge Advisors, LLC, an affiliate of Cohanzick Management, LLC, which served as the Fund’s investment sub-adviser prior to the Reorganization. The Reorganization is expected to qualify as a tax-free transaction for federal income tax purposes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.